Principal Funds, Inc.
Supplement dated June 30, 2022
to the Statement of Additional Information dated March 1, 2022
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
In recognition of the fact that the Finisterre Emerging Markets Total Return Bond Fund (the “Fund”) has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, since June 2019, effective immediately, the Fund has determined to continue to be managed as a diversified fund by operation of law. As such, the following changes are being made to the Fund’s Statement of Additional Information:

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete section 6) and replace with the following:
6)    has adopted a policy regarding diversification, as follows:
(a)The LargeCap Growth I and Real Estate Securities Funds have elected to be non-diversified.
(b)All other Funds have elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.